UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): March 13, 2015

TetraLogic Pharmaceuticals Corporation

(Exact Name of Issuer as Specified in Charter)

Delaware (State or Other Jurisdiction of Incorporation or Organization)	001-36208 (Commission File Number)	42-1604756 (I.R.S. Employer Identification Number)

343 Phoenixville Pike

Malvern, PA 19355

(610) 889-9900

(Address, Including Zip Code, and Telephone Number, Including Area Code, of Registrant’s Principal Executive

Offices)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 1.01.  Entry Into a Material Definitive Agreement.

On March 13, 2015, TetraLogic Pharmaceuticals Corporation (the “Company”) entered into a Sales Agreement (the “Agreement”) with Guggenheim Securities, LLC (“Guggenheim” or the “Agent) to create an at-the-market equity program under which the Company from time to time may offer and sell shares of its common stock, par value $0.0001 per share, having an aggregate offering price of up to $25,000,000 (the “Shares”) through Guggenheim.

Subject to the terms and conditions of the Agreement, Guggenheim will use its commercially reasonable efforts to sell the Shares from time to time, based upon the Company’s instructions. The Company has provided the Agent with customary indemnification rights, and the Agent will be entitled to a commission at a fixed commission rate of up to 2.5% of the gross proceeds per Share sold.

Sales of the Shares, if any, under the Agreement may be made in transactions that are deemed to be “at the market offerings” as defined in Rule 415 under the Securities Act of 1933, as amended (the “Securities Act”), including sales made by means of ordinary brokers’ transactions, including on The NASDAQ Global Market, at market prices or as otherwise agreed with the Agent. The Company has no obligation to sell any of the Shares, and may at any time suspend offers under the Agreement or terminate the Agreement.

This report also incorporates by reference the Agreement into the shelf registration statement on Form S-3 (File No. 333-201346) previously filed with the Securities and Exchange Commission (the “SEC”) on January 2, 2015, and that was declared effective by the SEC on January 15, 2015 (the “Registration Statement”). This report shall not constitute an offer to sell or the solicitation of an offer to buy nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The Agreement is filed as Exhibit 10.1 to this report. The description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the Agreement filed herewith as an exhibit to this report.

The opinion of the Company’s counsel regarding the validity of the Shares that will be issued pursuant to the Agreement is also filed herewith as Exhibit 5.1. This opinion is also filed with reference to, and is hereby incorporated by reference into, the Registration Statement.

Item 7.01. Regulation FD Disclosure.

The information set forth in Item 1.01 is incorporated in this Item 7.01 by reference.

Item 9.01.  Financial Statements and Exhibits.

(d)                                Exhibits:

5.1                               Opinion of Pepper Hamilton LLP

10.1                        Sales Agreement dated March 13, 2015 by and between TetraLogic Pharmaceuticals Corporation and Guggenheim Securities, LLC

23.1                        Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TetraLogic Pharmaceuticals Corporation

Date: March 13, 2015	By:	/s/ Richard L. Sherman
		Name:	Richard L. Sherman
		Title:	Senior Vice President, Strategic Transactions, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

5.1	Opinion of Pepper Hamilton LLP

10.1	Sales Agreement dated March 13, 2015 by and between TetraLogic Pharmaceuticals Corporation and Guggenheim Securities, LLC

23.1	Consent of Pepper Hamilton LLP (reference is made to Exhibit 5.1 hereto)